UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) August 20, 2007

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File Number)	93-1148702 (IRS Employer Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, WI 53051
(Address of Principal Executive Offices) (Zip Code)
262-250-4500
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 20, 2007, Assisted Living Concepts, Inc. issued a press release announcing the expansion of its previously announced Class A common stock repurchase program by up to $20 million. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is being furnished herewith:
99.1	Press Release of Assisted Living Concepts, Inc. dated August 20, 2007 announcing the expansion of its previously announced Class A common stock repurchase program by up to $20 million.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: August 20, 2007

By:	/s/ John Buono
John Buono
Senior Vice President, Chief Financial Officer & Treasurer